UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
AMENDMENT NO.1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 24, 2008
CONVERTED ORGANICS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7A COMMERCIAL WHARF WEST, BOSTON, Massachusetts		02110

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 617-624-0111
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-23.1 Consent of Carlin, Charron & Rosen LLP, independent registered public accounting firm.
EX-99.2 Unaudited pro forma consolidated financial statements of Converted Organics Inc., United Organic Products, LLC and Waste Recovery Industries, LLC

Amendment No. 1 to Current Report on Form 8-K
On January 24, 2008, we completed our acquisition of the assets of United Organic Products, LLC and Waste Recovery Industries, LLC. Also on January 24, 2008, we completed a private financing which, in part, was used to fund the acquisition.
We hereby amend our current report on Form 8-K filed on January 29, 2008, which announced the completion of our acquisition of the assets of United Organic Products, LLC and Waste Recovery Industries, LLC and the private financing arrangement.
The purpose of this amendment is to file the unaudited pro forma consolidated financial statements of Converted Organics Inc., United Organic Products, LLC and Waste Recovery Industries, LLC as required by Regulation S-X, Rule 11.
Item 9.01 Financial Statements and Exhibits.
(a)  Financial Statements of Business Acquired
The audited financial statements of United Organic Products, LLC, Waste Recovery Industries, LLC, and Valley Land Holdings, LLC for the years ended December 31, 2007 and 2006 have previously been filed as part of the Company’s Annual Report on Form 10-KSB, dated March 27, 2008, and are incorporated by reference herein.
(b)  Unaudited Pro Forma Financial Information
The pro forma financial information required by this item is attached hereto as Exhibit 99.2 and incorporated herein by reference.
(d)  Exhibits

Exhibit No.	Description
2.01	Press Release dated January 25, 2008.

2.02	UOP Asset Purchase Agreement.

2.03	WRI Asset Purchase Agreement.

2.04	UOP Note dated January 24, 2008.

2.05	WRI Note dated January 24, 2008.

2.06	Registration Rights Agreement dated January 24, 2008.

2.07	Secured Convertible Debenture to High Capital Funding, LLC.

2.08	Secured Convertible Debenture to Preferred Traders Fund, LLC.

2.09	Secured Convertible Debenture to Professional Offshore Opportunity Fund, LLC.

2.10	Loan and Securities Purchase Agreement.

2.11	Security Agreement.

5.01	Employment Agreement Between Converted Organics Inc. and Peter Townsley.

*23.1	Consent of Carlin, Charron & Rosen LLP, independent registered public accounting firm.

99.1	The audited financial statements of United Organic Products, LLC, Waste Recovery Industries, LLC, and Valley Land Holdings, LLC as of and for the years ended December 31, 2007 and 2006, (incorporated by reference to Item 7.1 of the Company’s Annual Report on Form 10-KSB/A, for the fiscal years ended December 31, 2007 and 2006, filed on May 8, 2008).

*99.2	Unaudited pro forma consolidated financial statements of Converted Organics Inc., United Organic Products, LLC and Waste Recovery Industries, LLC.

* Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.
May 8, 2008	By:	/s/ Edward J. Gildea
		Name:	Edward J. Gildea
		Title:	President and CEO

Exhibit Index

Exhibit No.	Description
2.01	Press Release dated January 25, 2008.

2.02	UOP Asset Purchase Agreement.

2.03	WRI Asset Purchase Agreement.

2.04	UOP Note dated January 24, 2008.

2.05	WRI Note dated January 24, 2008.

2.06	Registration Rights Agreement dated January 24, 2008.

2.07	Secured Convertible Debenture to High Capital Funding, LLC.

2.08	Secured Convertible Debenture to Preferred Traders Fund, LLC.

2.09	Secured Convertible Debenture to Professional Offshore Opportunity Fund, LLC.

2.10	Loan and Securities Purchase Agreement.

2.11	Security Agreement.

5.01	Employment Agreement Between Converted Organics Inc. and Peter Townsley.

*23.1	Consent of Carlin, Charron & Rosen LLP, independent registered public accounting firm.

99.1	The audited financial statements of United Organic Products, LLC, Waste Recovery Industries, LLC, and Valley Land Holdings, LLC as of and for the years ended December 31, 2007 and 2006, (incorporated by reference to Item 7.1 of the Company’s Annual Report on Form 10-KSB/A, for the fiscal years ended December 31, 2007 and 2006, filed on May 8, 2008).

*99.2	Unaudited pro forma consolidated financial statements of Converted Organics Inc., United Organic Products, LLC and Waste Recovery Industries, LLC.

*	Filed herewith.